Exhibit 99.1

MASSBANK CORP.	October 19, 2005
Reading, MA

FOR IMMEDIATE RELEASE

MASSBANK CORP. REPORTS 7.5% INCREASE IN EARNINGS PER SHARE

FOR THE THIRD QUARTER 2005

MASSBANK Corp. (NASDAQ – MASB), the Holding Company for MASSBANK, today reported net income of $1,884,000 or $0.43 in diluted earnings per share for the third quarter 2005, compared with net income of $1,811,000 or $0.40 in diluted earnings per share in the third quarter of 2004. Basic earnings per share in the recent quarter were $0.43 per share compared to $0.41 per share in the third quarter of last year. This is the Company’s second consecutive quarter of year-over-year earnings per share increases.

For the nine months ended September 30, 2005, the Company reported net income of $5,435,000 or $1.22 in diluted earnings per share ($1.24 in basic earnings per share) compared to $5,494,000 or $1.22 in diluted earnings per share ($1.24 in basic earnings per share) for the same period in 2004.

Income Statement

Net interest income, the Company’s core earnings, totaled $5,468,000 for the third quarter of 2005, up $257,000 or 4.9% from the same quarter in 2004. This is the fourth consecutive quarter that the Company has reported a year-over-year improvement in net interest income. The net interest margin in the recent quarter improved 24 basis points to 2.44% from 2.20% in the third quarter of 2004. This is an increase of 10.9% over the same quarter last year. The Company continues to benefit from rising short-term interest rates. The Federal Reserve Bank Board’s Federal Open Market Committee (FOMC) has raised the target rate for Federal Funds by 25 basis points eight times since the end of September 2004, increasing the rate from 1.75% to 3.75%.

Return on average assets and return on average equity for the third quarter 2005 were 0.82% and 7.06%, respectively, up from 0.74% and 6.67% for the comparable quarter in 2004.

Balance Sheet

The Company’s total assets decreased $57.6 million to $920.4 million at September 30, 2005 from $978.0 million at September 30, 2004. Deposits decreased $50.5 million or 5.9% year-over-year from $853.0 million at September 30, 2004 to $802.6 million at September 30, 2005. Stockholders’ equity was $105.3 million at September 30, 2005, representing a book value of $24.38 per share. This compares to $110.6 million at September 30, 2004, representing a book value of $25.13 per share.

October 19, 2005

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The Company’s non-accrual loans remain low totaling $267,000 at September 30, 2005, representing 0.12% of total loans. This compares to $182,000 representing 0.08% of total loans at September 30, 2004. At September 30, 2005, the Bank’s allowance for loan losses totaled $1.253 million representing 0.54% of total loans compared to $1.363 million representing 0.57% of total loans at September 30, 2004. In addition, the Bank’s allowance for loan losses on off-balance sheet credit exposures totaled $588,000 at September 30, 2005 compared to $616,000 a year earlier. This is intended to protect the bank against losses on loan commitments made to customers that have not yet been drawn down.

MASSBANK Corp. is the holding company for MASSBANK, a Massachusetts chartered savings bank. The Bank operates fifteen banking offices in Reading, Chelmsford, Dracut, Everett, Lowell, Medford, Melrose, Stoneham, Tewksbury, Westford and Wilmington, providing a variety of deposit, lending and trust services.

Cautionary Statement

This press release may contain forward-looking information, including information concerning the Company’s expectations of future business prospects. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to be materially different from the results and performance expressed or implied by the forward-looking statements. Forward looking statements include, but are not limited to, statements concerning the Company’s belief, expectations or intentions concerning the Company’s future performance, the financial outlook of the markets it serves and the performance and activities of its competitors. These statements reflect the Company’s current views. They are based on numerous assumptions and are subject to numerous risks and uncertainties, including the strength of the local economy and the U.S. economy in general, unexpected fluctuations in market interest rates, unexpected fluctuations in the markets for equities, bonds, federal funds and other financial instruments, an increase in the level of non-performing assets, an increase in competitive pricing pressures within the Company’s market, adverse legislative or regulatory developments, a significant decline in residential real estate values in the Company’s market area, adverse impacts resulting from the continuing war on terrorism, an increase in other employee-related costs, the impact of deflation or inflation, and other factors described in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2004.

For further information contact Reginald E. Cormier, Senior Vice President, Treasurer and CFO at (781) 942-8192.

October 19, 2005

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MASSBANK CORP.

FINANCIAL HIGHLIGHTS

($ in thousands except share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
For the Period Ended
Total interest and dividend income	$9,346	$8,436	$27,180	$24,902
Total interest expense	3,878	3,225	11,013	9,425

Net interest income	5,468	5,211	16,167	15,477
Provision (credit) for loan losses	—	(74)	(53)	(187)

Net interest income after provision (credit) for loan losses	5,468	5,285	16,220	15,664
Gains on securities, net	238	182	426	942
Other non-interest income	316	267	910	896
Non-interest expense	3,176	2,978	9,379	9,102
Income tax expense	962	945	2,742	2,906

Net income	$1,884	$1,811	$5,435	$5,494

Weighted Average Common Shares Outstanding
Basic	4,342,872	4,398,346	4,377,372	4,413,910
Diluted	4,397,998	4,482,585	4,440,659	4,509,796

Per Common Share
Earnings:
Basic	$0.43	$0.41	$1.24	$1.24
Diluted	0.43	0.40	1.22	1.22
Cash dividends paid	0.26	0.25	0.78	0.75
Book value (period end)			24.38	25.13

Ratios (1)
Return on average assets	0.82%	0.74%	0.77%	0.75%
Return on average equity	7.06	6.67	6.72	6.66
Net interest margin	2.44	2.20	2.36	2.16
Total equity to assets (period end)			11.44	11.31

	At September 30,
	2005	2004
At Period End
Assets	$920,429	$978,016
Deposits	802,597	853,049
Total loans	231,073	237,621
Stockholders’ equity	$105,340	$110,604
Common shares outstanding	4,321,367	4,401,050

Asset Quality
Non-accrual loans	$267	$182
Real estate acquired through foreclosure	—	—

Total non-performing assets	$267	$182
Allowance for loan losses	$1,253	$1,363

Non-accrual loans to total loans	0.12%	0.08%

(1)	Ratios are presented on an annualized basis with the exception of equity to assets.

October 19, 2005

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MASSBANK CORP. AND SUBSIDIARIES

Consolidated Balance Sheets

(Unaudited)

($ in thousands except share data)

	At September 30, 2005	At September 30, 2004
Assets:
Cash and due from banks	$10,441	$9,842
Interest-bearing deposits in banks	1,115	4,633
Federal funds sold	196,737	186,765
Short-term investments	—	990
Debt securities available for sale:
Mortgage-backed securities	128,262	120,403
Other securities	294,284	323,088
Equity securities available for sale	7,481	8,785
Mortgage-backed securities held-to-maturity	4,577	4,894
Trading securities	22,803	55,782
Loans:
Mortgage loans	220,722	227,233
Other loans	10,351	10,388

Total loans	231,073	237,621
Allowance for loan losses	(1,253)	(1,363)

Net loans	229,820	236,258
Premises and equipment	6,182	6,596
Accrued interest receivable	4,268	4,378
Goodwill	1,090	1,090
Current income tax asset, net	45	42
Deferred income tax asset, net	2,762	376
Other assets	10,562	14,094

Total assets	$920,429	$978,016

Liabilities and Stockholders’ Equity:
Deposits:
Demand and NOW	$87,810	$85,363
Savings	471,054	570,358
Time certificates of deposit	243,733	197,328

Total deposits	802,597	853,049
Escrow deposits of borrowers	1,009	1,037
Allowance for loan losses on off-balance sheet credit exposures	588	616
Other liabilities	10,895	12,710

Total liabilities	815,089	867,412
Stockholders’ equity:
Preferred stock, par value $1.00 per share; 2,000,000 shares authorized, none issued	—	—
Common stock, par value $1.00 per share; 10,000,000 shares authorized, 7,793,930 and 7,724,930 shares issued, respectively	7,794	7,725
Additional paid-in capital	56,670	55,053
Retained earnings	104,025	101,217

	168,489	163,995
Treasury stock at cost 3,472,563 and 3,323,880 shares, respectively	(60,932)	(55,650)
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on securities available for sale, net of tax effect	(2,217)	2,259
Shares held in rabbi trust at cost 15,144 and 25,304 shares, respectively	(335)	(534)
Deferred compensation obligation	335	534

Total stockholders’ equity	105,340	110,604

Total liabilities and stockholders’ equity	$920,429	$978,016

October 19, 2005

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MASSBANK CORP. AND SUBSIDIARIES

Consolidated Statements of Income

($ in thousands except share data)

	Three Months Ended
	September 30, 2005	September 30, 2004
Interest and dividend income:
Mortgage loans	$2,998	$3,342
Other loans	181	167
Securities available for sale:
Mortgage-backed securities	1,737	1,712
Other securities	2,450	2,199
Mortgage-backed securities held-to-maturity	59	63
Trading securities	187	301
Federal funds sold	1,722	615
Other investments	12	37

Total interest and dividend income	9,346	8,436

Interest expense:
Deposits	3,878	3,225

Total interest expense	3,878	3,225

Net interest income	5,468	5,211

Provision (credit) for loan losses	—	(74)

Net interest income after provision (credit) for loan losses	5,468	5,285

Non-interest income:
Deposit account service fees	100	109
Gains on securities available for sale, net	177	113
Gains on trading securities, net	61	69
Deferred compensation plan income (loss)	49	(10)
Other	167	168

Total non-interest income	554	449

Non-interest expense:
Salaries and employee benefits	1,877	1,778
Deferred compensation plan expense	71	5
Occupancy and equipment	521	524
Data processing	137	131
Professional services	115	143
Advertising and marketing	44	31
Deposit Insurance	35	39
Other	376	327

Total non-interest expense	3,176	2,978

Income before income taxes	2,846	2,756

Income tax expense	962	945

Net income	$1,884	$1,811

Weighted average common shares outstanding:
Basic	4,342,872	4,398,346
Diluted	4,397,998	4,482,585

Earnings per share (in dollars):
Basic	$0.43	$0.41
Diluted	0.43	0.40

October 19, 2005

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MASSBANK CORP. AND SUBSIDIARIES

Consolidated Statements of Income

($ in thousands except share data)

	Nine Months Ended
	September 30, 2005	September 30, 2004
Interest and dividend income:
Mortgage loans	$9,148	$10,369
Other loans	507	502
Securities available for sale:
Mortgage-backed securities	5,211	4,689
Other securities	7,158	6,587
Mortgage-backed securities held-to-maturity	181	111
Trading securities	620	895
Federal funds sold	4,310	1,540
Other investments	45	209

Total interest and dividend income	27,180	24,902

Interest expense:
Deposits	11,013	9,425

Total interest expense	11,013	9,425

Net interest income	16,167	15,477

Provision (credit) for loan losses	(53)	(187)
Net interest income after provision (credit) for loan losses	16,220	15,664

Non-interest income:
Deposit account service fees	301	342
Gains on securities available for sale, net 307 1,156 Gains (losses) on trading securities, net	119	(214)
Deferred compensation plan income	59	24
Other	550	530

Total non-interest income	1,336	1,838

Non-interest expense:
Salaries and employee benefits	5,572	5,443
Deferred compensation plan expense	125	68
Occupancy and equipment	1,649	1,644
Data processing	404	391
Professional services	380	383
Advertising and marketing	104	79
Deposit Insurance	110	122
Other	1,035	972

Total non-interest expense	9,379	9,102

Income before income taxes	8,177	8,400
Income tax expense	2,742	2,906

Net income	$5,435	$5,494

Weighted average common shares outstanding:
Basic	4,377,372	4,413,910
Diluted	4,440,659	4,509,796

Earnings per share (in dollars):
Basic	$1.24	$1.24
Diluted	1.22	1.22